                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                   MAY 8, 2002




                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



           FLORIDA                     1-8180                    59-2052286
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                 Number)               Identification No.)



                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-83958), which Registration Statement was declared effective by the Commission on May 6, 2002, TECO Energy, Inc. is filing an Underwriting Agreement dated May 8, 2002 between TECO Energy, Inc. and Banc of America Securities LLC, BNY Capital Markets, Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives of the underwriters listed on Schedule A thereto, as Exhibit 1.1 to such Registration Statement, the opinion of Palmer & Dodge LLP, regarding the validity of the notes to be sold by TECO Energy, Inc. pursuant to such Underwriting Agreement as Exhibit 5.4 to such Registration Statement, and the opinion of Ropes & Gray as Exhibit 5.5 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.1 Underwriting Agreement dated May 8, 2002 between TECO Energy, Inc. and BNY Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation and Salomon Smith Barney, Inc. Filed herewith.

                  5.4      Opinion of Palmer & Dodge LLP.  Filed herewith.

                  5.5      Opinion of Ropes & Gray.  Filed herewith.

                  23.5 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

                  23.6 Consent of Ropes & Gray (included as part of their opinion filed herewith).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 10, 2002                TECO ENERGY, INC.


                                  By: /s/ Gordon L. Gillette
                                      Gordon L. Gillette
                                      Sr. Vice President -- Finance and Chief
                                      Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
1.1           Underwriting Agreement dated May 8, 2002 between TECO Energy, Inc.
              and BNY Capital Markets, Inc., Banc of America Securities LLC,
              Credit Suisse First Boston Corporation and Salomon Smith Barney,
              Inc. Filed herewith.

5.4           Opinion of Palmer & Dodge LLP. Filed herewith.

5.5           Opinion of Ropes & Gray. Filed herewith.

23.5 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

23.6 Consent of Ropes & Gray (included as part of their opinion filed herewith).